                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS:

  WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts of $1,300,000,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is an Officer and a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris, J. Gary Butler, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 1999.

                                                    /s/ Charles B. Coe
                                          _____________________________________
                                                      Charles B. Coe
                                                    President; Director

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS:

  WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts of $1,300,000,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris, J. Gary Butler, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registrations statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 1999.

                                                   /s/ Jere A. Drummond
                                          _____________________________________
                                                     Jere A. Drummond
                                                         Director

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS:

  WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts of $1,300,000,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris, J. Gary Butler and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registrations statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 1999.

                                                     /s/ Isaiah Harris
                                          _____________________________________
                                                       Isaiah Harris
                                              Vice President, Chief Financial
                                            Officer, and Comptroller; Director

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS:

  WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts of $1,300,000,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris, J. Gary Butler, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registrations statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 1999.

                                                    /s/ C. Sidney Boren
                                          _____________________________________
                                                      C. Sidney Boren
                                                         Director

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS:

  WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts of $1,300,000,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris, J. Gary Butler, and Eric B. Rudolph and each of them, her attorneys for her and in her name, place and stead, and in each of her offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registrations statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of April, 1999.

                                                  /s/ Margaret H. Greene
                                          _____________________________________
                                                    Margaret H. Greene
                                              Group President/Regulatory and
                                                External Affairs; Director

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS:

  WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts of $1,300,000,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris, J. Gary Butler, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registrations statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 1999.

                                                     /s/ Elton R. King
                                          _____________________________________
                                                       Elton R. King
                                                Group President/Network and
                                                Carrier Services; Director